EXHIBIT 10.5
------------



                   LHO FINANCING PARTNERSHIP I, L.P.
                              (Borrower)


                                  to


                            BENJAMIN GRANT
                               (Trustee)


                          for the benefit of


                 GENERAL ELECTRIC CAPITAL CORPORATION
                               (Lender)


    ______________________________________________________________

            DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                 SECURITY AGREEMENT AND FIXTURE FILING
    ______________________________________________________________


                      Dated:  As of July 29, 1999


                 Property Location:  650 Pearl Street
                                Dallas
                         Dallas County, Texas



          DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                     Cadwalader, Wickersham & Taft
                            100 Maiden Lane
                       New York, New York  10038
                     Attention:  Reese Mason, Esq.




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                  DEED OF TRUST, ASSIGNMENT OF LEASES
           AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING


           This Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (this "Deed of Trust") is executed as of July 29, 1999, by LHO FINANCING PARTNERSHIP I, L.P., a Delaware limited partnership ("Borrower"), whose address for notice hereunder is 1401 Eye Street, N.W., Suite 900, Washington, D.C. 20005 to Benjamin Grant, an individual ("Trustee"), whose address for notice hereunder is 2001 Bryan Street, Suite 1700, Dallas, Texas 75201, for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), whose address for notice is 292 Long Ridge Road, Stamford, Connecticut 06927.


                            R E C I T A L S
                            ---------------

           WHEREAS, Lender is making a first deed of trust loan in the original principal amount of $16,200,000.00 (the "Loan") to Borrower pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement") to be evidenced by that certain Promissory Note of even date herewith made by Borrower to Lender payable to the order of Lender in the stated principal amount of $16,200,000.00 (the "Note") and secured by this Deed of Trust;

           WHEREAS, concurrently herewith, Lender has made an additional first mortgage loan in the aggregate principal amount of $30,300,000.00 (the "Other Loan") to Borrower, pursuant to a Loan Agreement of even date herewith between Lender and Borrower (the "Other Loan Agreement");

           WHEREAS, the Other Loan is evidenced by a promissory note of even date herewith with a maturity date of August 1, 2024 from Borrower to Lender (the "Other Note") and is secured by, among other things, a Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith and made by Borrower to Lender (the "Other First Mortgage") encumbering the real and personal property described therein (the "Other Property"); and

           WHEREAS, in order to secure the full and punctual payment and performance of all of the obligations of Borrower to Lender now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (collectively, the "Obligations") under the Other Loan Agreement, the Other Note, the Other First Mortgage and all other documents evidencing or securing the Other Loan (collectively, the "Other Loan Documents") and the Loan Documents, Borrower by these presents is hereby deeding, mortgaging, giving, granting, bargaining, selling, alienating, enfeoffing, conveying, confirming, warranting, pledging, assigning and hypothecating unto Lender all of Borrower's right, title and interest in and to the Property.


                               ARTICLE I

                              DEFINITIONS

          Section 1.1 Definitions. As used herein, the following terms shall have the following meanings:

           "Debt": The sum of all (a) principal, interest and all other amounts due under or secured by the Loan Documents and the Other Loan Documents (b) any and all advances or disbursements made by Lender of funds other than funds deposited with Lender by Borrower to protect and preserve the Property, or the lien hereof on the Property and/or the Other Property,


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including without limitation, advances or disbursements made for the payment of taxes, levies or insurance on the Property and/or the Other Property, advances or disbursements made under the Loan Agreement and the Other Loan Documents to enable completion of improvements on or to the Property and/or the Other Property and advances or disbursements made to repair or maintain the Property and/or the Other Property, with interest on all such advances or disbursements, and (c) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Borrower to Lender under documents which recite that they are intended to be secured by this Deed of Trust.

           "Loan Documents": The (a) Loan Agreement of even date herewith, between Borrower and Lender (the "Loan Agreement"),
(b) Promissory Note of even date, executed by Borrower, payable to the order of Lender, in the stated principal amount of $16,200,000.00, (the "Note") (c) this Deed of Trust, (d) all other documents now or hereafter executed by Borrower, or any other person or entity, to evidence, secure or guaranty the payment of all or any portion of the Debt or the performance of all or any portion of the Obligations or otherwise executed in connection with the Note or this Deed of Trust, (e) the Other Loan Documents, and (f) all amendments, modifications, restatements, extensions, renewals or replacements of the foregoing.

           "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Debt) made or undertaken by Borrower or any other person or entity to Lender or others as set forth in the Loan Documents.

           "Permitted Encumbrances": The outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Deed of Trust, together with (i) the liens and security interests in favor of Lender created by the Loan Documents, (ii) the liens for taxes, not yet delinquent, which are being contested in accordance with Loan Agreement and
(iii) any rights under Leases entered into in accordance with the Loan
Agreement.

           "Property": (a) The condominium unit designated on Exhibit B (the "Condominium Unit"), together with the proportionate and undivided interest in the common elements appurtenant to the Condominium Unit (the "Common Elements"), which are located on the real property described in Exhibit A (the "Land"), (b) all of Borrower's rights, powers and privileges and all credits, refunds and other sums of money to which Borrower is now or hereafter becomes entitled to under that certain Declaration of Covenants, Conditions and Restrictions for Plaza of the Americas, a Condominium Regime, dated as of September 6, 1991 (as the same may be further amended from time to time, the "Declaration"), that certain Article of Incorporation of Plaza of the Americas Condominium Association, a Texas Non-Profit Corporation (as the same may be further amended from time to time, the "Article of Incorporation"), and those certain By-Laws of Plaza of the Americas Condominium Association, a Texas Non-Profit Corporation (as the same may be further amended from time to time, the "Bylaws"; the Bylaws, the Declaration and the Article of Incorporation are collectively, the "Condominium Documents"), (c) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and all the right, title and interest of Borrower in and to water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"), including, without limitation, Borrower's reversionary interest in Fixtures pursuant to the Operating Lease, if any,
(d) all right, title and interest of Borrower in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Borrower and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Borrower under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Borrower with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs (the "Personalty"), (e) all right, title and interest of Borrower in and to that certain Promissory Note dated as of April 29, 1998 by Operating Lessee (as defined in the Loan Agreement) in favor of Operating Partnership (as defined in the Loan Agreement), predecessor-in-interest to Borrower,
(f) all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts maintained by Borrower with respect to the Property including without limitation any lockbox account and cash management account and all securities, investments, property and financial assets held from time to time, all accounts and monies held by Operating Lessee and/or Manager which Borrower has an interest in and is entitled to receive and all proceeds, products, distributions or dividends or substitutions thereon and thereof (the "Accounts"), (g) all the right, title and interest of Borrower in and to all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"), (h) all the right, title and interest of Borrower in and to all leases, subleases, operating leases, licenses, concessions, occupancy agreements, rental contracts, or other agreements (written or oral) now or hereafter existing relating to the use or occupancy of all or any part of the Property, together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof, whether before or after the filing by or against Borrower of any petition of relief under 11 U.S.C. Section 101 et. seq. (as same may be amended from time to time, the "Bankruptcy Code") and all related security and other deposits (the "Leases") and all of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code, (i) all of the Operating Lease Rent (as defined in the Loan Agreement) and, if any, all of the rents, revenues, issues, income, proceeds, profits, and all other payments of any kind under the Leases actually received by Borrower for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Property whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and security deposits under Leases (collectively, the "Rents"), (j) all other agreements, such as construction contracts, architects' agreements, operating agreements, engineers' contracts, utility contracts, maintenance agreements, franchise agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Property (the "Property Agreements"),
(k) all rights, privileges, tenements, hereditaments, rights-of-way, easements, reciprocal easement agreements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Borrower in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (l) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof,
(m) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Borrower, (n) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Property, (o) all tradenames, trademarks, service marks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property, (p) all of Borrower's right, title and interest in and to all inventory and articles of personal property and accessions thereof and renewals and replacements thereof and substitutions therefor, if any (including, but not limited to, beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment, and (q) all of Borrower's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Deed of Trust, the term "Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

           "UCC": The Uniform Commercial Code of Texas or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Texas, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

           Section 1.2Other Terms. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.


                              ARTICLE II

                                 GRANT

           Section 2.1Grant. To secure the full and timely payment of the Debt and the full and timely performance of the Obligations, Borrower hereby MORTGAGES, GRANTS, BARGAINS, SELLS and CONVEYS to Trustee all of Borrower's right, title and interest in and to the Property, subject, however, to the Permitted Encumbrances; TO HAVE AND TO HOLD the Property to Trustee, its successors and assigns, IN TRUST, WITH POWER OF SALE, and Borrower does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Property unto Lender.

                              ARTICLE III

               WARRANTIES, REPRESENTATIONS AND COVENANTS

           Borrower warrants, represents and covenants to Lender as follows:

           Section 3.1Title to Property and Lien of this Instrument. Borrower owns the Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Property. Borrower warrants that Borrower has good, marketable and insurable title to the Property and has the full power, authority and right to execute, deliver and perform its obligations under this Deed of Trust. None of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by this Deed of Trust, materially and adversely affect the value of the Property, materially impair the use or operations of the Property or impair Borrower's ability to pay its obligations in a timely manner.

           Section 3.2First Lien Status. Borrower shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Property, Borrower shall promptly, and at its expense, (a) give Lender a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or, in Lender's discretion, provide a bond or other security satisfactory to Lender for the payment of such claim or contest such claim in accordance with the Loan Agreement.

           Section 3.3Payment and Performance. Borrower shall pay the Debt when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

           Section 3.4Replacement of Fixtures and Personalty. Borrower shall not, without the prior written consent of Lender, permit any of the Fixtures or Personalty to be removed at any time from the Land, Improvements, Condominium Unit or Common Elements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Borrower subject to the liens and security interests of this Deed of Trust and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Lender.

           Section 3.5Maintenance of Rights of Way, Easements and Licenses. Borrower shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements and franchises necessary for the use of the Property and will not, without the prior consent of Lender, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Property. Borrower shall comply in all material respects with all restrictive covenants affecting the Property, and all zoning ordinances and other public or private restrictions as to the use of the Property.

           Section 3.6Inspection. Borrower shall permit Lender, and Lender's agents, representatives and employees, upon reasonable prior notice to Borrower and during normal business hours, to inspect the Property and conduct such environmental and engineering studies as Lender may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Property.

           Section 3.7Other Covenants. All of the covenants in the Loan Agreement and the other Loan Documents are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land. The covenants set forth in the Loan Agreement include, among other provisions: (a) the obligation to pay (subject to Borrower's right to contest pursuant to the terms of the Loan Agreement) when due all taxes on the Property or assessed against Lender with respect to the Loan,
(b) the right of Lender to inspect the Property, (c) the obligation to keep the Property insured as set forth therein, (d) the obligation to comply with all legal requirements (including environmental laws), maintain the Property in good condition, and promptly repair any damage or casualty, and
(e) except as otherwise permitted under the Loan Agreement, the obligation of Borrower to obtain Lender's consent prior to entering into, modifying or taking other actions with respect to Leases.

           Section 3.8Condemnation Awards and Insurance Proceeds.

          (a) Condemnation Awards. Borrower assigns all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, to Lender and authorizes Lender to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Loan Agreement.

          (b) Insurance Proceeds. Borrower assigns to Lender all proceeds of any insurance policies insuring against loss or damage to the Property. Borrower authorizes Lender to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Lender, instead of to Borrower and Lender jointly in accordance with Section 5.1 of the Loan Agreement.

           Section 3.9Transfer or Encumbrance of Property.

          (a) Without the prior written consent of Lender, neither Borrower nor any other Person having a direct or indirect ownership or beneficial interest in Borrower shall (i) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign the Property, any part thereof or any interest therein (including any partnership or any other ownership interest in Borrower); (ii) further encumber, alienate, grant a Lien or grant any other interest in the Property or any part thereof (including any partnership or other ownership interest in Borrower), whether voluntarily or involuntarily; or (iii) enter into any easement or other agreement granting rights in or restricting the use or development of the Property.

          (b) As used in this Section 3.9, "transfer" shall include, without limitation, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents, (iii) if Borrower or any general partner or managing member of Borrower is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock such that such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation; and (iv) if Borrower or any general partner or managing member of Borrower is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venture or member.

          (c) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property.

          (d) Lender's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this paragraph shall be null and void and of no force and effect.

          (e) Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

          (f) Lender's consent to a one-time sale or transfer of the Property will not be unreasonably withheld if such sale occurs in connection with the sale of the Other Property together with the Property to one purchaser and after consideration of all relevant factors, provided that:

             (i) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

             (ii) the proposed transferee ("Transferee") and any indemnitor for non-recourse carveouts shall each be a reputable entity or person of good character, creditworthy, with sufficient financial worth as determined by Lender in its reasonable discretion considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Lender;

             (iii) the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Property and the Other Property, and Lender shall be provided with reasonable evidence thereof (and Lender reserves the right to approve the Transferee without approving the substitution of the property manager);

             (iv) (a) the Manager (as defined in the Loan Agreement) for the Property shall be either (1) the manager immediately prior to such transfer, (2) a professional management company, which at the time of its engagement as manager shall be the property manager for at least ten (10) hotel properties containing at least two thousand (2000) rooms, exclusive of the Property and Other Property or (3) such other manager reasonably satisfactory to Lender and (b) any new Management Agreement (as defined in the Loan Agreement) shall be satisfactory to Lender in its reasonable discretion;

             (v) (a) the Operating Lessee shall be either (1) the operating lessee immediately prior to such transfer, (2) an affiliate of hotel operating company, which such operating company at the time of engagement shall be operating and controlling, as owner, manager or operating lessee, at least ten (10) hotel properties consisting of at least two thousand (2000) rooms, exclusive of the Property and Other Property, and a single purpose bankruptcy-remote entity in accordance with the then-current standards of the Rating Agencies or (3) such other operating lessee reasonably satisfactory to Lender and (b) any new Operating Lease (as defined in the Loan Agreement) shall be satisfactory to Lender in its reasonable discretion;

             (vi) Lender shall have confirmation in writing from the Rating Agencies (as hereinafter defined) to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of the then current rating assigned in a Securitization (as defined in the Loan Agreement). The term "Rating Agencies" as used herein shall mean each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc., or any other nationally-recognized statistical rating agency which has been selected by Lender;

             (vii) Lender shall have received evidence satisfactory to it (which shall include a legal non-consolidation opinion reasonably acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Transferee, its shareholders, partners, or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies;

             (viii) the Transferee shall have executed and delivered to Lender an assumption agreement in form and substance reasonably acceptable to Lender, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, this Deed of Trust and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender;

             (ix) the franchise or franchise system for the Property shall be either the franchise or franchise system in place immediately prior to such transfer or a franchise or franchise system reasonably satisfactory to Lender; and

             (x) Lender shall have received the payment of all out of pocket costs and expenses incurred by Lender in connection with such assumption (including reasonable attorney's fees and costs).

          (g) Notwithstanding anything to the contrary contained herein or any other Loan Documents, Lender's consent shall not be required for any of the following sales, transfers, assignments, pledges, conveyances or encumbrances, provided that Lender has received payment in full of all its costs and expenses incurred in connection therewith:

             (i) with respect to the REIT, (A) any transfer of all or any portion of any shares of beneficial interests of the REIT for so long as the shares of the REIT continues to be publicly traded on a national stock exchange and (B) the issuance of additional shares of the REIT;

             (ii) with respect to the Operating Partnership, (A) any transfer of limited partnership interests in the Operating Partnership and
(B) the issuance of additional limited partnership units or other securities, even if such issuance results in a reduction of the partnership interest of the REIT in the Operating Partnership, provided that, after giving effect to such transfer or series of transfers described in (A) or
(B), the REIT owns more than fifty-one percent (51%) of the partnership interests of the Operating Partnership.

          Section 3.10Intentionally Deleted.

          Section 3.11Intentionally Deleted.

          Section 3.12Intentionally Deleted.

          Section 3.13Intentionally Deleted.


                              ARTICLE IV

                        DEFAULT AND FORECLOSURE

           Section 4.1Remedies. If an Event of Default (as defined in the Loan Agreement) exists, Lender or Trustee may, at Lender's election, exercise any or all of the following rights, remedies and recourses:

          (a) Acceleration. Declare the Debt to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable.

          (b) Entry on Property. Enter the Property and take exclusive possession thereof and of all books, records and accounts relating thereto.

If Borrower remains in possession of the Property after an Event of Default and without Lender's prior written consent, Lender may invoke any legal remedies to dispossess Borrower.

          (c) Operation of Property. Hold, lease, develop, manage, operate or otherwise use the Property upon such terms and conditions as Lender may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Lender deems necessary or desirable), and apply all Rents and other amounts collected by Lender or Trustee in connection therewith in accordance with the provisions of Section 4.6.

          (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Deed of Trust, in which case the Property may be sold for cash or credit in one or more parcels. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against all other persons claiming the property sold or any part thereof, by, through or under Borrower. Lender may be a purchaser at such sale and if Lender is the highest bidder, may credit the portion of the purchase price that would be distributed to Lender against the Debt in lieu of paying cash.

          (e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Borrower or regard to the adequacy of the Property for the repayment of the Debt, the appointment of a receiver of the Property, and Borrower irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.6.

          (f) UCC. Exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personalty or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personalty, and (ii) request Borrower at its expense to assemble the Personalty and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personalty sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

          (g) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Note and/or the Other Note either before, during or after any proceeding to enforce this Deed of Trust).

           Section 4.2Separate Sales. The Property may be sold in one or more parcels and in such manner and order as Lender in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

           Section 4.3Remedies Cumulative, Concurrent and Nonexclusive. Lender and Trustee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Borrower or others obligated under the Note and the other Loan Documents, or against the Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and
(d) are intended to be, and shall be, nonexclusive. No action by Lender in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default or any Event of Default under the Other Loan Documents.

           Section 4.4Release of and Resort to Collateral. Lender may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Property. For payment of the Debt, Lender or Trustee may resort to any other security in such order and manner as Lender may elect.

           Section 4.5Discontinuance of Proceedings.  If Lender or
Trustee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect to the Debt, the Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

           Section 4.6Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Property, shall be applied by Lender or Trustee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

          (a) to the payment of the reasonable costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, and selling the same, including, without limitation (i) receiver's fees and expenses, (ii) court costs, (iii) attorneys' and accountants' fees and expenses, (iv) costs of advertisement, (v) insurance premiums and (vi) the payment of all ground rent, real estate taxes and assessments, except any taxes, assessments or other charges subject to which the Property shall have been sold;

          (b) to the payment of all amounts (including interest), other than the unpaid principal balance of the Note and the Other Note and accrued but unpaid interest, which may be due to Lender under the Loan Documents;

          (c) to the payment of the Debt in such manner and order of preference as Lender in its sole discretion may determine; and

          (d) the balance, if any, to the payment of the persons legally entitled thereto.

           Section 4.7Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 4.1(d) shall become the legal owner of the Property. All occupants of the Property shall, at the option of such purchaser and subject to the rights of tenants to remain in possession, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Property.

          Section 4.8 Additional Advances and Disbursements, Costs of
Enforcement.

          (a) If any Event of Default exists, Lender shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Borrower. All sums advanced and expenses incurred at any time by Lender under this Section 4.8, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate (as defined in the Loan Agreement), and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

          (b) Borrower shall pay all reasonable expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Debt or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Lender in respect thereof, by litigation or otherwise.

           Section 4.9No Lender in Possession. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Lender or Trustee under the Loan Documents, at law or in equity shall cause Lender to be deemed or construed to be a mortgagee in possession of the Property, to obligate Lender to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

           Section 4.10 Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property, if reasonably necessary to protect Lender's interest in the Property, and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its reasonable discretion, decides should be brought to protect its interest in the Property.

           Section 4.11 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Borrower by virtue of any present or future statute of limitations or law or judicial decision exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Lender's or Trustee's election to exercise or its actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.


                               ARTICLE V

                    ASSIGNMENT OF RENTS AND LEASES

           Section 5.1Assignment. Borrower acknowledges and confirms that it has executed and delivered to Lender an Assignment of Leases and Rents of even date herewith (the "Assignment of Leases and Rents"), intending that such instrument create a present, absolute assignment to Lender of the Leases and Rents. Without limiting the intended benefits or the remedies provided under the Assignment of Leases and Rents, Borrower hereby assigns to Lender and Trustee, as further security for the Debt and the Obligations, the Leases and Rents. While any Event of Default exists, Lender shall be entitled to exercise any or all of the remedies provided in the Assignment of Leases and Rents and in Article 4 hereof including, without limitation, the right to have a receiver appointed. If any conflict or inconsistency exists between the assignment of the Rents and the Leases in this Deed of Trust and the absolute assignment of the Leases and Rents in the Assignment of Leases and Rents, the terms of the Assignment of Leases and Rents shall control.

           Section 5.2No Merger of Estates. So long as any part of the Debt and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Borrower, Lender, any lessee or any third party by purchase or otherwise.


                              ARTICLE VI

                          SECURITY AGREEMENT

           Section 6.1Security Interest. This Deed of Trust constitutes a "Security Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents, Accounts and Property Agreements. To this end, Borrower grants to Lender, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents, Accounts and Property Agreements and all other Property which is personal property to secure the payment of the Debt and performance of the Obligations, and agrees that Lender shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any sale of the Property may be held as part of and in conjunction with a sale by Trustee of the Land. Any notice of sale, disposition or other intended action by Lender with respect to the Personality, Fixtures, Plans, Leases, Rents, Accounts and Property Agreements sent to Borrower at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Borrower.

           Section 6.2Financing Statements. Borrower shall execute and deliver to Lender, in form and substance reasonably satisfactory to Lender, such financing statements and such further assurances as Lender may, from time to time, reasonably consider necessary to perfect and preserve Lender's security interest hereunder and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Borrower's chief executive office is in the District of Columbia at the address set forth in the first paragraph of this Deed of Trust.

           Section 6.3Fixture Filing. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the UCC against all of the Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Borrower) and Secured Party (Lender) as set forth in the first paragraph of this Deed of Trust.


                              ARTICLE VII

                             MISCELLANEOUS

           Section 7.1Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law (including the laws of the state where the Property is located and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Debt; and (b) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Debt. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State of New York, except that if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State of New York (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

           Section 7.2Notices. Any notice required or permitted to be given under this Deed of Trust shall be (a) in writing, (b) sent in the manner set forth in the Loan Agreement, and (c) effective in accordance with the terms of the Loan Agreement.

           Section 7.3Covenants Running with the Land. All Obligations contained in this Deed of Trust are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Property. As used herein, "Borrower" shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Property (without in any way implying that Lender has or will consent to any such conveyance or transfer of the Property). All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Lender.

           Section 7.4Attorney-in-Fact. Borrower hereby irrevocably appoints Lender and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Lender deems reasonably necessary to protect Lender's interest, if Borrower shall fail to do so within ten (10) days after written request by Lender, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be reasonably necessary for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Lender's security interests and rights in or to any of the collateral and (d) while any Event of Default exists, to perform any obligation of Borrower hereunder; however:
(i) Lender shall not under any circumstances be obligated to perform any obligation of Borrower; (ii) any sums advanced by Lender in such performance shall be added to and included in the Debt and shall bear interest at the Default Rate; (iii) Lender as such attorney-in-fact shall only be accountable for such funds as are actually received by Lender; and
(iv) Lender shall not be liable to Borrower or any other person or entity for any failure to take any action which it is empowered to take under this Section.

           Section 7.5Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Lender, Trustee and Borrower and their respective successors and assigns. Borrower shall not, without the prior written consent of Lender, except as expressly permitted pursuant to Section 3.9 hereof, assign any rights, duties or obligations hereunder.

           Section 7.6No Waiver. Any failure by Lender to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Lender shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

           Section 7.7Subrogation. To the extent proceeds of the Note and/or the Other Note have been used to extinguish, extend or renew any indebtedness against the Property, then Lender shall be subrogated to all of the rights, liens and interests existing against the Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Lender.

           Section 7.8Loan Agreement. If any conflict or inconsistency exists between this Deed of Trust and (a) the Loan Agreement, the Loan Agreement shall govern, or (b) the Other Loan Agreement, the Other Loan Agreement shall govern.

           Section 7.9Release. Upon payment in full of the Debt and performance in full of the Obligations, Lender, at Borrower's expense, shall release the liens and security interests created by this Deed of Trust.

           Section 7.10     Waiver of Stay, Moratorium and Similar
Rights. Borrower agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshaling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the Debt secured hereby, or any agreement between Borrower and Lender or any rights or remedies of Lender.

           Section 7.11     Limitation on Liability.  Borrower's
liability hereunder is subject to the limitation on liability provisions of
Article 13 of the Loan Agreement.

           Section 7.12     Obligations of Borrower, Joint and Several.
If more than one person or entity has executed this Deed of Trust as "Borrower," the obligations of all such persons or entities hereunder shall be joint and several.

           Section 7.13 Governing Law. THIS DEED OF TRUST WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED ON REAL PROPERTY (INCLUDING FIXTURES) PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS DEED OF TRUST, AND THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

           Section 7.14     Headings.  The Article, Section and
Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Section or Subsections.

           Section 7.15 Entire Agreement. This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Lender and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

           Section 7.16 Interpretation. To the extent that this Deed of Trust references provisions in the Loan Agreement, such Loan Agreement shall be deemed to remain in existence for the purpose of the interpretation of this Deed of Trust whether or not the Loan is outstanding or has been paid in full.

                             ARTICLE VIII

                 PROVISIONS REGARDING THE CONDOMINIUM

           Section 8.1Mortgage of Condominium Documents. (a) Borrower hereby assigns, conveys and mortgages to Lender, as further and additional security for the Debt and Borrower's obligations under this Deed of Trust, all of the rights and benefits accruing to Borrower under the Condominium Documents, including, without limitation, (i) any right of Borrower to amend, modify or terminate any of the Condominium Documents, (ii) any right of Borrower to terminate the Condominium Unit, including, without limitation, as a result of condemnation or casualty and (iii) any right of Borrower to determine whether or not the Condominium Unit or Common Elements will be restored or repaired following a fire or other casualty. If Lender, its nominee, designee, successor, or assignee acquires title to the Condominium Unit by reason of foreclosure of this Deed of Trust, deed-in-lieu of foreclosure or otherwise, Lender, its nominee, designee, successor, assign or such purchaser shall (A) succeed to all of the rights of and benefits accruing to Borrower under the Condominium Documents, as amended or supplemented, (B) be entitled to exercise all of the rights and benefits accruing to Borrower under the Condominium Documents, as so amended, and (B) have the immediate right to remove any and all managers, members, directors, trustees and/or officers of the Condominium Unit appointed by Borrower, anything in the Condominium Documents to the contrary notwithstanding, and thereupon Lender, its nominee, designee, successor or assignee shall have the right to appoint managers, members, directors, trustees and/or officers of the Condominium Unit, in replacement for those managers, members, directors, trustees and/or officers so removed. At such time as Lender shall request, Borrower shall execute and deliver to Lender such documents as Lender and its counsel may reasonably require in order to ensure that the provisions of this paragraph will be validly and legally enforceable and effective against Borrower and all parties claiming by, through, under or against Borrower. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute on behalf of Borrower any documents necessary to validly and legally carry out the rights granted to Lender under the terms of this paragraph, Borrower ratifying all that its said attorney shall do by virtue thereof. In addition, Borrower covenants and agrees to give to Lender prompt notice of any notice of any special assessment relating to the Condominium Unit received by Borrower. Borrower hereby assigns to Lender, as further and additional security for the Debt and Borrower's obligations hereunder, all of Borrower's right to make rules and regulations for the Condominium Unit and Borrower hereby covenants and agrees not to make or cause to be made any rules and regulations, and not to suffer or permit any rules and regulations to be made, without in all cases first obtaining the prior written consent of Lender thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

           (b) Notwithstanding that the assignment of Borrower's rights under the Condominium Documents is an absolute assignment and not merely the collateral assignment of, or the grant of a lien or security interest in such rights, Lender grants to Borrower, subject to the terms and conditions of the Loan Documents, a revocable license to exercise such rights. Such license may be revoked by Lender upon the occurrence of any Event of Default and Lender shall immediately be entitled to exercise such rights on behalf of Borrower, whether or not Lender enters upon and takes control of the Property.

                              ARTICLE IX

                       DEED OF TRUST PROVISIONS

          Section 9.1 Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Borrower and to Lender.
Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

          Section 9.2 Trustee's Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

          Section 9.3 Power of Sale.  (a)  Upon the occurrence of an
Event of Default, Trustee, or the agent or successor of Trustee, at the request of Lender, shall sell or offer for sale the Property in such portions, order and parcels as Lender may determine with or without having first taken possession of same, to the highest bidder for cash at one or more public auctions in accordance with the terms and provisions of the law of the State in which the Property is located. Such sale shall be made at the area within the courthouse of the county in which the Property (or any portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby secured present at such sale) which is designated by the applicable court of such County as the area in which public sales are to take place, or, if no such area is designated, at the area at the courthouse designated in the notice of sale as the area in which the sale will take place, on such day and at such times as permitted under applicable law of the State where the Property is located, after advertising the time, place and terms of sale and that portion of the Property in accordance with such law, and after having served written or printed notice of the proposed sale by certified mail on each Borrower obligated to pay the Note, the Other Note and other secured indebtedness secured by this Deed of Trust according to the records of Lender in accordance with applicable law. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

           At any such public sale, Trustee may execute and deliver in the name of Borrower to the purchaser a conveyance of the Property or any part of the Property in fee simple. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold in its entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Trustee may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the UCC, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until all the Property is sold or the Debt and other secured indebtedness is paid in full. If the Note, the Other Note and other secured indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts or guaranty, assignments of lease, or other security instruments, Lender at its option may exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Lender may determine.

           (b) Upon any foreclosure sale or sales of all or any portion of the Property under the power herein granted, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Debt as a credit to the purchase price.

           (c) In the event of a foreclosure or a sale of all or any portion of the Property under the power herein granted, the proceeds of said sale shall be applied, in whatever order Lender in its sole discretion may decide, to the expenses of such sale and of all proceedings in connection therewith (including, without limitation, attorneys' fees and expenses), to fees and expenses of Trustee (including, without limitation, Trustee's attorneys' fees and expenses), to insurance premiums, liens, assessments, taxes and charges (including, without limitation, utility charges advanced by Lender), to payment of the outstanding principal balance of the Debt, and to the accrued interest on all of the foregoing; and the remainder, if any, shall be paid to Borrower, or to the person or persons entitled thereto, or as otherwise required by law.

          Section 9.4 Certain Rights.  With the approval of Lender,
Trustee shall have the right to take any and all of the following actions:
(i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Agreement, the Note, this Deed of Trust, the Guaranty or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel,
(ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable area, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property.
Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

          Section 9.5 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

          Section 9.6 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

          Section 9.7 Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.


                               ARTICLE X

                       SPECIAL STATE PROVISIONS

          Section 10.1Principles of Construction. In the event of any inconsistencies between the terms and provisions of this Article X and the terms and provisions of any other Article of this Deed of Trust, the terms and provisions of this Article X shall govern and control.

          Section 10.2Texas.

          (a) Assignment of Leases and Rents Amended. The assignments of Leases and Rents set forth in this Deed of Trust are not intended to constitute payment to Lender or Trustee unless Borrower's license to collect Rents is terminated, and then only to the extent that the Rents are actually received by Lender (as opposed to constituting a portion of the voluntary payments of principal and interest on the Note and the Other
Note) and are not used for the operation or maintenance of the Property or for the payment of costs and expenses in connection therewith, taxes, assessments, water charges, sewer rents, and other charges levied, assessed or imposed against the Property, insurance premiums, costs and expenses with respect to any litigation affecting the Property, the leases, the concessions, and the rent, any wages and salaries of employees, commissions of agents and attorneys fees. It is further the intent of Borrower and Lender that the Rents hereby absolutely assigned are no longer, during the term of this Deed of Trust, property of Borrower or property of any estate of Borrower as defined in 11 U.S.C. Section 541 and shall not constitute collateral, cash or otherwise, of Borrower. The term Rents as used herein shall mean the gross rents without deduction or offsets of any kind.

          (b)    Additional Remedy Provisions.

             (i) Delivery Upon Sale. Upon the completion of any sale or sales pursuant hereto, Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold by general warranty of title. Trustee is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any sale or sales made under or by virtue of this section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

             (ii) Option to Bid. Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Deed of Trust.

             (iii) Remaining Liens. No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Deed of Trust upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

             (iv) No Waiver of Remedies. Lender may resort to any remedies and the security given by the Note, the Loan Agreement, this Deed of Trust or the other Loan Documents in whole or in part, and in such portions and in such order as determined by Lender's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, the Loan Agreement, this Deed of Trust or any of the other Loan Documents. The failure of Lender to exercise any right, remedy or option provided in the Note, the Loan Agreement, this Deed of Trust or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, the Loan Agreement, this Deed of Trust or the other Loan Documents. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Borrower, or Borrower's liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Lender in exercising its rights and remedies under this Deed of Trust (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Borrower immediately upon notice from Lender, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Deed of Trust.

             (v) No Waiver Continued. The interests and rights of Lender under the Note, the Loan Agreement, this Deed of Trust or in any of the other Loan Documents shall not be impaired by any indulgence, including (A) any renewal, extension or modification which Lender may grant with respect to any of the Debt, (B) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof; or (C) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

             (vi) Foreclosure. Upon the occurrence and the continuance of any Event of Default, Lender may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

           (A) Public Sale. Trustee is hereby authorized and empowered, and it shall be Trustee's special duty, upon such request of Lender, to sell the Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust. Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices, and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute.

           (B) Right to Require Proof of Financial Ability and/or Cash Bid. At any time during the bidding, the Trustee may require a bidding party (I) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and
(II) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of the Borrower and Lender, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

           (C) Sale Subject to Unmatured Debt. In addition to the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Debt and is not cured within applicable cure periods, Lender may, at Lender's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Debt to be due and payable, orally or in writing direct Trustee to enforce this Deed of Trust and to sell the Property subject to such unmatured Debt and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Debt, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Debt may be made hereunder whenever there is a default in the payment of any installment of the Debt, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Debt or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Debt.

           (D) Partial Foreclosure. Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the Debt is paid in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Lender, sell not only the Land and the Improvements, but also the Fixtures and other interests constituting a part of the Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any of the Property. Any sale of personal property made hereunder shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with, or as part of, and upon the same notice as required for the sale of real property under the power of sale granted herein.

           (E) Trustee's Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Borrower, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Borrower. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Lender, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Debt, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Lender or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Borrower does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

          (c) Inapplicability of Credit Code. In no event shall the provisions of Article 5069, ch. 15 of the Revised Civil Statutes of Texas (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the loan evidenced by the Loan Documents and/or secured hereby.

          (d) Entire Agreement. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          (e) Maturity Date. The maturity date of the Note secured hereby is August 1, 2024.

          (f) Notice of Indemnification. BORROWER ACKNOWLEDGES THAT THIS DEED OF TRUST PROVIDES FOR INDEMNIFICATION OF LENDER AND TRUSTEE BY BORROWER. IT IS SPECIFICALLY INTENDED BY BORROWER, LENDER, AND TRUSTEE THAT ALL INDEMNITY DEBT AND LIABILITIES ASSUMED BY BORROWER HEREUNDER BE WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF (INCLUDING PREEXISTING CONDITIONS), STRICT LIABILITY, OR THE NEGLIGENCE OF ANY PARTY OR PARTIES (INCLUDING LENDER AND TRUSTEE) WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR PASSIVE. THE PARTIES SPECIFICALLY INTEND THAT LENDER AND TRUSTEE ARE TO BE INDEMNIFIED AGAINST THEIR OWN NEGLIGENCE.

          (g) Future Advances. This Deed of Trust shall secure any and all future advances of the proceeds of the Loan and the Other Loan made to Borrower by Lender pursuant to the terms of the Loan Documents. This provision shall not constitute an obligation upon or commitment of Lender to make additional advances or loans to Borrower.

           EXECUTED as of the date first above written.


                      LHO FINANCING PARTNERSHIP I, L.P.,
                      a Delaware limited partnership

                      By:   LHO Financing, Inc.,
                            a Delaware corporation

                            By:   /s/ Hans Weger
                                  ------------------------------

                            Name: Hans Weger
                                  ------------------------------

                            Title: Chief Financial Officer
                                  ------------------------------